FOR IMMEDIATE RELEASE              Investor Contact:  David Tucker 281-406-2370
April 27, 2004

                  PARKER DRILLING REPORTS FIRST QUARTER RESULTS

HOUSTON - For the quarter ended March 31, 2004, Parker Drilling Company (NYSE:
PKD) today reported revenues of $85.1 million and a net loss of $4.9 million, or $0.05 per share, compared to a net loss of $16.2 million or $0.17 per share on revenues of $78.0 million for the first quarter of 2003. The loss from continuing operations for the first quarter of 2004 was $8.7 million or $0.09 per share compared to a loss from continuing operations of $10.6 million or $0.11 per share for the first quarter of 2003.

First quarter average utilization of international land rigs for continuing operations posted an increase to 55 percent from 48 percent during the fourth quarter of 2003 and is favorable to the 35 percent reported for the first quarter of 2003. Average utilization of Parker Drilling's Gulf of Mexico barge rigs also increased during the first quarter of 2004 to 56 percent, compared to an average utilization of 53 percent in the fourth quarter of 2003 and 52 percent for the first quarter of 2003. Current utilization is 55 percent for the Gulf of Mexico barge rigs.

Effective with this earnings release, the Company is conforming its presentation of international land rig utilization rates to the revenue day basis formula reported in the Company's periodic reports filed with the SEC. The revenue day utilization calculation reflects those rigs that are under contract and earning any type of revenue, including operating, standby, moving, mobilization, or demobilization revenue, as opposed to the operating day calculation which only includes daily operating revenue. For historical information on this change see the attached schedule to this earnings release or go to the section entitled "Rig Utilization" on the Parker Web site, referenced below.

Capital expenditures for the three months ended March 31, 2004, were $5.3 million. Total debt was $556.2 million at March 31, 2004, and the Company's cash balance was $93.5 million.

Parker has scheduled a conference call at 10 a.m. CDT (11 a.m. EDT) April 27, 2004 to discuss first quarter 2004 results. Those interested in participating in the call may dial in at (303) 262-2175. The conference call replay can be accessed from noon CDT April 27, 2004 until 6 p.m. CDT May 4, 2004, by dialing
(303) 590-3000 and using the access code 575527#. Alternatively, the call can be accessed live through the Parker Web site at http://www.parkerdrilling.com. The archived call will be available on the Web for 12 months.

This release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, the outlook for rig utilization and dayrates, general industry conditions including bidding activity, future operating results of the Company's rigs and rental tool operations, capital expenditures, expansion and growth opportunities, asset sales and other such matters, are forward-looking statements. Although the Company believes that its expectations stated in this release are based on reasonable assumptions, actual results may differ from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Company's reports filed with the SEC, and in particular, the report on Form 10-K for the year ended December 31, 2003. Each forward-looking statement speaks only as of the date of this release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                 Consolidated Condensed Statement of Operations
                                   (Unaudited)


                                                       Three Months Ended March 31,
                                                       ----------------------------
                                                           2004            2003
                                                       ------------    ------------
                                                         (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
   U.S. Drilling                                       $     19,759    $     17,645
   International Drilling                                    50,241          47,712
   Rental Tools                                              15,103          12,613
                                                       ------------    ------------
TOTAL DRILLING AND RENTAL REVENUES                           85,103          77,970
                                                       ------------    ------------

DRILLING AND RENTAL OPERATING EXPENSES
   U.S. Drilling                                             12,691          12,099
   International Drilling                                    35,196          32,347
   Rental Tools                                               6,613           5,416
   Depreciation and Amortization                             16,249          17,142
                                                       ------------    ------------
TOTAL DRILLING AND RENTAL OPERATING EXPENSES                 70,749          67,004
                                                       ------------    ------------

DRILLING AND RENTAL OPERATING INCOME                         14,354          10,966
                                                       ------------    ------------

Construction Contract Revenue                                    --           2,266
Construction Contract Expense                                    --           2,266
                                                       ------------    ------------
NET CONSTRUCTION CONTRACT OPERATING INCOME                       --              --
                                                       ------------    ------------

General and Administrative Expense                           (6,042)         (5,085)
Gain on Disposition of Assets, Net                              652             451
                                                       ------------    ------------

TOTAL OPERATING INCOME                                        8,964           6,332
                                                       ------------    ------------

OTHER INCOME AND (EXPENSE)
   Interest Expense                                         (13,407)        (13,444)
   Loss on Extinguishment of Debt                              (316)             --
   Other Income (Expense) - Net                                  38             318
                                                       ------------    ------------
TOTAL OTHER INCOME AND (EXPENSE)                            (13,685)        (13,126)
                                                       ------------    ------------

LOSS BEFORE INCOME TAXES                                     (4,721)         (6,794)
                                                       ------------    ------------
INCOME TAX EXPENSE (BENEFIT)
   Current                                                    3,972           3,794
   Deferred                                                      --              --
                                                       ------------    ------------
TOTAL INCOME TAX EXPENSE (BENEFIT)                            3,972           3,794
                                                       ------------    ------------

LOSS FROM CONTINUING OPERATIONS                              (8,693)        (10,588)
Discontinued Operations, Net of Taxes                         3,829          (5,613)
                                                       ------------    ------------

NET LOSS                                               $     (4,864)   $    (16,201)
                                                       ============    ============


LOSS PER SHARE - BASIC AND DILUTED
   Loss From Continuing Operations                     $      (0.09)   $      (0.11)
   Discontinued Operations, Net of Taxes               $       0.04    $      (0.06)
   Net Loss                                            $      (0.05)   $      (0.17)


AVERAGE COMMON SHARES OUTSTANDING
   Basic and Diluted                                     93,594,900      92,848,131

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                                   (Unaudited)


                                                  March 31, 2004     December 31, 2003
                                                -----------------    -----------------
                  ASSETS                                (Dollars in Thousands)

CURRENT ASSETS
   Cash and Cash Equivalents                    $          93,546    $          67,765
   Accounts and Notes Receivable, Net                      87,436               89,050
   Rig Materials and Supplies                              14,211               13,627
   Other Current Assets                                     3,675                2,466
                                                -----------------    -----------------
      TOTAL CURRENT ASSETS                                198,868              172,908
                                                -----------------    -----------------

PROPERTY, PLANT AND EQUIPMENT, NET                        375,778              387,664

ASSETS HELD FOR SALE                                      127,724              150,370

OTHER ASSETS
   Goodwill                                               114,398              114,398
   Other Assets                                            21,639               22,292
                                                -----------------    -----------------
      TOTAL OTHER ASSETS                                  136,037              136,690
                                                -----------------    -----------------

TOTAL ASSETS                                    $         838,407    $         847,632
                                                =================    =================

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current Portion of Long-Term Debt            $          44,802    $          60,225
   Accounts Payable and Accrued Liabilities                81,198               68,404
                                                -----------------    -----------------
      TOTAL CURRENT LIABILITIES                           126,000              128,629
                                                -----------------    -----------------

LONG-TERM DEBT                                            511,366              511,400

DISCONTINUED OPERATIONS                                     5,673                6,421

OTHER LIABILITIES                                           6,295                8,379

STOCKHOLDERS' EQUITY                                      189,073              192,803

                                                -----------------    -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $         838,407    $         847,632
                                                =================    =================



Current Ratio                                                1.58                 1.34

Total Long Term Debt as a % of capitalization                  73%                  73%

Book Value per common share                     $            2.01    $            2.05

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                             Selected Financial Data
                                   (Unaudited)


                                                                                    THREE MONTHS ENDED
                                                                         ----------------------------------------
                                                                                 MARCH 31,           DECEMBER 31,
                                                                         ------------------------    ------------
                                                                            2004          2003           2003
                                                                         ----------    ----------    ------------
DRILLING AND RENTAL REVENUES                                                       (Dollars in Thousands)
       U.S. Drilling                                                     $   19,759    $   17,645    $     17,856
       International Land Drilling                                           38,690        24,804          34,749
       International Offshore Drilling                                       11,551        22,908          18,056
       Rental Tools                                                          15,103        12,613          14,271
                                                                         ----------    ----------    ------------
         TOTAL DRILLING AND RENTAL REVENUES                                  85,103        77,970          84,932
                                                                         ----------    ----------    ------------

DRILLING AND RENTAL OPERATING EXPENSES
       U.S. Drilling                                                         12,691        12,099          10,274
       International Land Drilling                                           25,053        16,155          24,163
       International Offshore Drilling                                       10,143        16,192          11,631
       Rental Tools                                                           6,613         5,416           6,183
                                                                         ----------    ----------    ------------
         DRILLING AND RENTAL OPERATING EXPENSES                              54,500        49,862          52,251
                                                                         ----------    ----------    ------------

DRILLING AND RENTAL OPERATING INCOME
       U.S. Drilling                                                          7,068         5,546           7,582
       International Land Drilling                                           13,637         8,649          10,586
       International Offshore Drilling                                        1,408         6,716           6,425
       Rental Tools                                                           8,490         7,197           8,088
       Depreciation and Amortization                                        (16,249)      (17,142)        (17,099)
                                                                         ----------    ----------    ------------
         TOTAL DRILLING AND RENTAL OPERATING INCOME                          14,354        10,966          15,582

       General and Administrative Expense                                    (6,042)       (5,085)         (4,771)
       Provision for Reduction in Carrying Value of Certain Assets               --            --          (6,028)
       Gain on Disposition of Assets, Net                                       652           451           2,594

                                                                         ----------    ----------    ------------
TOTAL OPERATING INCOME FROM CONTINUING OPERATIONS                        $    8,964    $    6,332    $      7,377
                                                                         ==========    ==========    ============



                          MARKETABLE RIG COUNT SUMMARY
                              AS OF MARCH 31, 2004

                                                        TOTAL
                                                       -------
    U.S. GULF OF MEXICO BARGE RIGS
       Workover                                            7
       Intermediate                                        5
       Deep                                                9
                                                       -------
    TOTAL U.S. GULF OF MEXICO BARGE RIGS                  21
                                                       -------

    INTERNATIONAL LAND RIGS
       Asia Pacific                                       12
       Africa/Middle East                                  2
       CIS                                                 8
                                                       -------
           TOTAL INTERNATIONAL LAND RIGS                  22

    INTERNATIONAL BARGE RIGS
       Nigeria                                             4
       Caspian Sea                                         1
                                                       -------
           TOTAL INTERNATIONAL BARGE RIGS                  5

                                                       -------
    TOTAL INTERNATIONAL RIGS                              27
                                                       -------

    RIGS HELD FOR SALE
       U.S. Gulf of Mexico Platform Rigs                   4
       U.S. Gulf of Mexico Jackup Rigs                     6
       Latin America Land Rigs                            16
                                                       -------
    TOTAL RIGS HELD FOR SALE                              26

                                                       -------
           TOTAL MARKETABLE RIGS                          74
                                                       =======

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                             Revenue Day Utilization
                                   (Unaudited)

                                                                               THREE MONTHS ENDED
                                                          ---------------------------------------------------------------
                                                            2004                             2003
                                                          ---------   ---------------------------------------------------
                Transition Zone Rig Data                  MARCH 31,   DECEMBER 31,   SEPTEMBER 30,   JUNE 30,   MARCH 31,
--------------------------------------------------------  ---------   ------------   -------------   --------   ---------
U.S. barge deep drilling:
    Rigs available for service (1)                           9.0          9.0             9.0          9.0         9.0
    Utilization rate of rigs available for service (2)       89%          82%             61%          87%         82%

U.S. barge intermediate drilling:
    Rigs available for service (1)                           5.0          5.0             5.0          5.0         5.0
    Utilization rate of rigs available for service (2)       27%          38%             31%          30%         21%

U.S. barge workover and shallow drilling:
    Rigs available for service (1)                           7.0          7.4             8.0          8.0         8.0
    Utilization rate of rigs available for service (2)       33%          29%             23%          34%         39%

Total U.S. Gulf of Mexico barge rigs:
    Rigs available for service (1)                          21.0         21.4            22.0         22.0        22.0
    Utilization rate of rigs available for service (2)       56%          53%             40%          55%         52%

                International Rig Data
--------------------------------------------------------
International land rigs:
    Rigs available for service (1)                          22.0         23.2            24.0         24.0        24.0
    Utilization rate of rigs available for service (2)       55%          48%             39%          31%         35%

International barge drilling:
    Rigs available for service (1)                           5.0          5.0             5.0          5.0         5.0
    Utilization rate of rigs available for service (2)       53%          77%             67%          80%         80%

                Discontinued Operations
--------------------------------------------------------
Jackups:
    Rigs available for service (1)                           6.0          6.0             6.8          7.0         7.0
    Utilization rate of rigs available for service (2)       72%          84%             89%          82%         75%

Platforms:
    Rigs available for service (1)                           4.0          4.0             4.0          4.0         4.0
    Utilization rate of rigs available for service (2)       25%          14%             25%          25%         8%

Latin America:
    Rigs available for service (1)                          16.0         16.0            16.3         17.0        17.0
    Utilization rate of rigs available for service (2)       22%          20%             15%          16%         21%


(1) The number of rigs available for service is determined by calculating the number of days each rig was in our fleet and was under contract or available for contract. For example, a rig under contract or available for contract for six months of a year is 0.5 rigs available for service for such year. Our method of computation of rigs available for service may or may not be comparable to other similarly titled measures of other companies.

(2) Rig utilization rates are based on a weighted average basis assuming total days availability for all rigs available for service.
Rigs acquired or disposed of are treated as added to or removed from the rig fleet as of the date of acquisition or disposal. Rigs that are in operation or fully or partially staffed and on a revenue-producing standby status are considered to be utilized. Rigs under contract that generate revenues during moves between locations or during mobilization or demobilization are also considered to be utilized. Our method of computation of revenue day rig utilization may or may not be comparable to other similarly titled measures of other companies.

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                            Operating Day Utilization
                                   (Unaudited)

                                                                                THREE MONTHS ENDED
                                                         ---------------------------------------------------------------
                                                           2004                             2003
                                                         ---------   ---------------------------------------------------
               Transition Zone Rig Data                  MARCH 31,   DECEMBER 31,   SEPTEMBER 30,   JUNE 30,   MARCH 31,
-------------------------------------------------------  ---------   ------------   -------------   --------   ---------
U.S. barge deep drilling:
    Rigs available for service (1)                          9.0           9.0            9.0           9.0        9.0
    Utilization rate of rigs available for service (2)      85%           77%            57%           84%        77%

U.S. barge intermediate drilling:
    Rigs available for service (1)                          5.0           5.0            5.0           5.0        5.0
    Utilization rate of rigs available for service (2)      24%           36%            30%           27%        20%

U.S. barge workover and shallow drilling:
    Rigs available for service (1)                          7.0           7.4            8.0           8.0        8.0
    Utilization rate of rigs available for service (2)      30%           26%            22%           33%        36%

Total U.S. Gulf of Mexico barge rigs:
    Rigs available for service (1)                          21.0         21.4           22.0          22.0       22.0
    Utilization rate of rigs available for service (2)      52%           50%            38%           52%        49%

               International Rig Data
-------------------------------------------------------
International land rigs:
    Rigs available for service (1)                          22.0         23.2           24.0          24.0       24.0
    Utilization rate of rigs available for service (2)      44%           36%            33%           31%        29%

International barge drilling:
    Rigs available for service (1)                          5.0           5.0            5.0           5.0        5.0
    Utilization rate of rigs available for service (2)      38%           47%            47%           71%        79%

               Discontinued Operations
-------------------------------------------------------
Jackups:
    Rigs available for service (1)                          6.0           6.0            6.8           7.0        7.0
    Utilization rate of rigs available for service (2)      69%           82%            85%           80%        73%

Platforms:
    Rigs available for service (1)                          4.0           4.0            4.0           4.0        4.0
    Utilization rate of rigs available for service (2)      25%           7%             23%           23%        5%

Latin America:
    Rigs available for service (1)                          16.0         16.0           16.3          17.0       17.0
    Utilization rate of rigs available for service (2)      12%           19%            13%           12%        14%


(1) The number of rigs available for service is determined by calculating the number of days each rig was in our fleet and was under contract or available for contract. For example, a rig under contract or available for contract for six months of a year is 0.5 rigs available for service for such year. Our method of computation of rigs available for service may or may not be comparable to other similarly titled measures of other companies.

(2) Rig utilization rates are based on a weighted average basis assuming total days availability for all rigs available for service.
Rigs acquired or disposed of are treated as added to or removed from the rig fleet as of the date of acquisition or disposal. Rigs that are earning an operating rate or a rate in excess of 50% of the operating rate are considered to be utilized. Our method of computation of operating day rig utilization may or may not be comparable to other similarly titled measures of other companies.